EXHIBIT 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a General Power of Attorney pursuant to Article V, Title 15 of the New York General Obligations Law, that I, Paul F. Forman, 15 Flying Point Road, Stony Creek, Connecticut 06405, do hereby appoint Richard M. Dressler, vice president, finance, Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut 06455, my attorney-in-fact to act in my name, place, and stead in any way which I myself could do, if I were personally present, with respect to the following matter to the extent that I am permitted by law to act through an agent: the signing of an Annual Report on Form 10-K for the fiscal year ended June 30, 2002, and any amendments thereto, to be filed by Zygo Corporation under Section 13 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and grant full and unqualified authority to my attorney-in-fact to delegate the foregoing power to any person or persons whom my attorney-in-fact shall select.

     This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

     To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of the instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I, for myself and for my heirs, executors, legal representatives, and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

     IN WITNESS WHEREOF, I have hereunto signed my name this 17th day of July 2002.

                                          /s/ PAUL FORMAN
                                          --------------------------------------
                                              Paul F. Forman

STATE OF CONNECTICUT, COUNTY OF NEW HAVEN ss.:

         On the 17th day of July 2002, before me personally came Paul F. Forman to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                           /s/ JOYCE A. GOLDBERG
                                           -------------------------------------
                                           Notary Public

                                                     Joyce A. Goldberg
                                            Notary Public, State of Connecticut
                                              My commission expires 12/31/06

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a General Power of Attorney pursuant to Article V, Title 15 of the New York General Obligations Law, that I, R. Clark Harris, NorthEast Ventures Associates, LLC., One State Street, Suite 1720, Hartford, Connecticut 06103, do hereby appoint Richard M. Dressler, vice president, finance, Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut 06455, my attorney-in-fact to act in my name, place, and stead in any way which I myself could do, if I were personally present, with respect to the following matter to the extent that I am permitted by law to act through an agent: the signing of an Annual Report on Form 10-K for the fiscal year ended June 30, 2002, and any amendments thereto, to be filed by Zygo Corporation under Section 13 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and grant full and unqualified authority to my attorney-in-fact to delegate the foregoing power to any person or persons whom my attorney-in-fact shall select.

     This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

     To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of the instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I, for myself and for my heirs, executors, legal representatives, and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

     IN WITNESS WHEREOF, I have hereunto signed my name this 20th day of August 2002.

                                         /s/ R. CLARK HARRIS
                                             -----------------------------
                                             R. Clark Harris

STATE OF CONNECTICUT, COUNTY OF MIDDLESEX:

     On the 20th day of August 2002, before me personally came R. Clark Harris to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                        /s/ JOYCE A. GOLDBERG
                                            -----------------------------
                                            Notary Public

                                                 Joyce A. Goldberg
                                        Notary Public, State of Connecticut
                                           My commission expires 12/31/06

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a General Power of Attorney pursuant to Article V, Title 15 of the New York General Obligations Law, that I, Seymour E. Liebman, Canon U.S.A., One Canon Plaza, Lake Success, New York 11042, do hereby appoint Richard M. Dressler, vice president, finance, Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut 06455, my attorney-in-fact to act in my name, place, and stead in any way which I myself could do, if I were personally present, with respect to the following matter to the extent that I am permitted by law to act through an agent: the signing of an Annual Report on Form 10-K for the fiscal year ended June 30, 2002, and any amendments thereto, to be filed by Zygo Corporation under Section 13 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and grant full and unqualified authority to my attorney-in-fact to delegate the foregoing power to any person or persons whom my attorney-in-fact shall select.

     This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

     To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of the instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I, for myself and for my heirs, executors, legal representatives, and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

         IN WITNESS WHEREOF, I have hereunto signed my name this 5th day of August 2002.

                                        /s/ SEYMOUR E. LIEBMAN
                                            ------------------------------------
                                            Seymour E. Liebman

STATE OF NEW YORK, COUNTY OF NASSAU ss.:

         On the 5th day of August 2002, before me personally came Seymour E. Liebman to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                       /s/ STEVEN B. BECKER
                                           -------------------------------------
                                                    Notary Public

                                                   STEVEN B. BECKER
                                           Notary Public, State of New York
                                                   No. 02BE6002184
                                              Qualified in Nassau County
                                           Commission expires Feb. 2, 2006

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a General Power of Attorney pursuant to Article V, Title 15 of the New York General Obligations Law, that I, Robert G. McKelvey, George McKelvey Co., Inc., 529 Washington Boulevard, Sea Girt, New Jersey 08759, do hereby appoint Richard M. Dressler, vice president, finance and administration, Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut 06455, my attorney-in-fact to act in my name, place, and stead in any way which I myself could do, if I were personally present, with respect to the following matter to the extent that I am permitted by law to act through an agent: the signing of an Annual Report on Form 10-K for the fiscal year ended June 30, 2002, and any amendments thereto, to be filed by Zygo Corporation under Section 13 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and grant full and unqualified authority to my attorney-in-fact to delegate the foregoing power to any person or persons whom my attorney-in-fact shall select.

     This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

     To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of the instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I, for myself and for my heirs, executors, legal representatives, and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

     IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of July 2002.

                                         /s/ ROBERT G. McKELVEY
                                             -----------------------------------
                                             Robert G. McKelvey

STATE OF NEW JERSEY, COUNTY OF MONMOUTH ss.:

     On the 23rd day of July 2002, before me personally came Robert G. McKelvey to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                         /s/ ANDREA E. MAICHIN
                                             -----------------------------------
                                                        Notary Public

                                                      ANDREA E. MAICHIN
                                                 Notary Public of New Jersey
                                              Commission Expires April 19, 2006

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a General Power of Attorney pursuant to Article V, Title 15 of the New York General Obligations Law, that I, Robert B. Taylor, Colonial Williamsburg Foundation, Goodwin Building, 134 North Henry Street, Williamsburg, VA 23187, do hereby appoint Richard M. Dressler, vice president, finance, Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut 06455, my attorney-in-fact to act in my name, place, and stead in any way which I myself could do, if I were personally present, with respect to the following matter to the extent that I am permitted by law to act through an agent: the signing of an Annual Report on Form 10-K for the fiscal year ended June 30, 2002, and any amendments thereto, to be filed by Zygo Corporation under Section 13 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and grant full and unqualified authority to my attorney-in-fact to delegate the foregoing power to any person or persons whom my attorney-in-fact shall select.

     This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

     To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of the instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I, for myself and for my heirs, executors, legal representatives, and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

     IN WITNESS WHEREOF, I have hereunto signed my name this 23rd day of July 2002.

                                           /s/ ROBERT B. TAYLOR
                                               ---------------------------------
                                               Robert B. Taylor

STATE OF VIRGINIA, CITY OF WILLIAMSBURG:

     On the 23rd day of July 2002, before me personally came Robert B. Taylor to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                           /s/ MARIE A. RANIERI
                                               ---------------------------------
                                                         Notary Public

                                                My Commission Expires 10-31-04

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, which are intended to constitute a General Power of Attorney pursuant to Article V, Title 15 of the New York General Obligations Law, that I, Bruce Worster, 12320 Candy Court, Saratoga, CA 95070-3306, do hereby appoint Richard M. Dressler, vice president, finance, Zygo Corporation, Laurel Brook Road, Middlefield, Connecticut 06455, my attorney-in-fact to act in my name, place, and stead in any way which I myself could do, if I were personally present, with respect to the following matter to the extent that I am permitted by law to act through an agent: the signing of an Annual Report on Form 10-K for the fiscal year ended June 30, 2002, and any amendments thereto, to be filed by Zygo Corporation under Section 13 of the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission and grant full and unqualified authority to my attorney-in-fact to delegate the foregoing power to any person or persons whom my attorney-in-fact shall select.

     This power of attorney shall not be affected by the subsequent disability or incompetence of the principal.

     To induce any third party to act hereunder, I hereby agree that any third party receiving a duly executed copy or facsimile of the instrument may act hereunder, and that revocation or termination hereof shall be ineffective as to such third party unless and until actual notice or knowledge of such revocation or termination shall have been received by such third party, and I, for myself and for my heirs, executors, legal representatives, and assigns, hereby agree to indemnify and hold harmless any such third party from and against any and all claims that may arise against such third party by reason of such third party having relied on the provisions of this instrument.

     IN WITNESS WHEREOF, I have hereunto signed my name this 1st day of August 2002.

                                           /s/ BRUCE WORSTER
                                               -----------------------------
                                               Bruce Worster

STATE OF CALIFORNIA, COUNTY OF SANTA CLARA:

     On the 1st day of August 2002, before me personally came Bruce Worster to me known, and known to me to be the individual described in, and who executed the foregoing instrument, and he acknowledged to me that he executed the same.

                                           /s/ TAN-YEL B. SHELTON
                                               -----------------------------
                                                         Notary Public

                                                         OFFICIAL SEAL
                                                      TAN-YEL B. SHELTON
                                                   NOTARY PUBLIC-CALIFORNIA
                                                     COMMISSION # 1261285
                                                      SANTA CLARA COUNTY
                                               My Commission Exp. April 20, 2004